UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
Guarantee of 4.800% Notes due 2028 issued by Welltower OP LLC	WELL/28	New York Stock Exchange
Guarantee of 4.500% Notes due 2034 issued by Welltower OP LLC	WELL/34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting of Shareholders held on May 21, 2026 (the “Annual Meeting”), the shareholders of Welltower Inc. (the “Company”) elected the nine directors nominated by the board of directors of the Company to serve until the 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified; ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and did not approve, on an advisory basis, the compensation of the Company’s named executive officers.

The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 10, 2026 (the “2026 Proxy Statement”).

The tables below set forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s shareholders.

Proposal #1 — The election of nine director nominees named in the 2026 Proxy Statement to hold office until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified:

Nominee	For	Against	Abstentions	Broker Non-Votes
Kenneth J. Bacon	631,897,835	4,414,803	846,305	25,018,794
Karen B. DeSalvo	629,928,284	5,185,300	2,045,359	25,018,794
Andrew Gundlach	633,701,857	2,611,078	846,008	25,018,794
Dennis G. Lopez	633,775,795	2,538,829	844,319	25,018,794
Shankh Mitra	627,627,820	8,666,635	864,488	25,018,794
Ade J. Patton	480,229,232	156,084,877	844,834	25,018,794
Sergio D. Rivera	480,322,774	155,990,543	845,626	25,018,794
Johnese M. Spisso	465,929,347	169,190,898	2,038,698	25,018,794
Kathryn M. Sullivan	483,895,373	152,434,182	829,388	25,018,794

Each of the directors was elected at the Annual Meeting.

Proposal #2 — The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

For	Against	Abstentions	Broker Non-Votes
611,182,123	50,179,748	815,866	0

This proposal was approved at the Annual Meeting.

Proposal #3 — The approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the 2026 Proxy Statement:

For	Against	Abstentions	Broker Non-Votes
120,364,416	515,585,650	1,208,877	25,018,794

This proposal was not approved at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

Date: May 22, 2026	By:	/s/ MATTHEW MCQUEEN
	Name:	Matthew McQueen
	Title:	Chief Legal Officer – General Counsel & Corporate Secretary